Exhibit 10.1

OPTIONHOLDERS
REGISTRATION RIGHTS AGREEMENT

THIS OPTIONHOLDERS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of December 5, 2005, by and among OUTDOOR CHANNEL HOLDINGS, INC., a Delaware corporation (the “Company”), and each of the persons named on the signature pages hereto (referred to herein individually as a “Holder” and, collectively, as “Holders”).

RECITALS

A.                                   As of the date of this Agreement, each Holder owns that number of certain options as specified opposite their respective signature hereto (collectively, the “Options”) exercisable into shares of Common Stock (the “Shares”).

B.                                     The Company desires to provide the Holders an incentive to exercise the Options by registering the Shares for resale on a Form S-3 registration statement.

In consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

1.                                       Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

“1933 Act” or the “Act” shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Commission” or “SEC” shall mean the United States Securities and Exchange Commission.

“Common Stock” shall mean the voting shares, $0.001 par value per share, of the Company.

“Proposed Registration” means a Registration Statement on Form S-3 filed by the Company on or about December 5, 2005 pursuant to which the Company proposes to register the Shares for the Holders for resale.

“Violation” shall mean:  (i) any untrue statement or alleged untrue statement of a material fact contained in the Proposed Registration, or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or otherwise necessary to make the statements therein not misleading.

2.                                       Registration Rights.

2.1                                 Proposed Registration.  Subject to the terms and conditions contained in this Agreement, the Company has agreed to register the Shares for resale by the Holders.

2.2                                 Option Exercises.  Each Holder agrees to complete such exercise notices, agreements and other documentation as reasonably permitted by the Company in order to facilitate the exercise of the Options and to provide for the direct payment to the Company of that portion of the proceeds as the Company may request in order to pay the option exercise price and any required tax withholdings, if applicable.

2.3                                 Furnish Information.  Each Holder agrees to (i) furnish to the Company such true and correct information regarding such Holder and the Options held by such Holder for use in connection with the Proposed Registration as the Company may request, and (ii) cooperate with the Company and its counsel in connection with the Proposed Registration.  Each Holder agrees to review the disclosures pertaining to such Holder contained in the prospectus relating to the Proposed Registration and to promptly notify the Company to the extent any such disclosures contain an untrue statement of a material fact or otherwise omits to state therein a material fact required to be stated therein or otherwise necessary to the make the statements therein not misleading.  To the extent that any Holder receives any confidential information regarding the Company in connection with the Proposed Registration, such Holder agrees to keep such information confidential and not to disclose such information.

3.                                       Registration Expenses; Information.  The Company shall pay the following expenses incurred by the Company in complying with Section 2 hereof:  SEC registration fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, transfer taxes, fees of transfer agents and registrars.  Each Holder shall bear such Holder’s own selling costs, commissions, underwriters’ discounts, and other expenses in connection with the Proposed Registration and the sale of the Shares, including, but not limited to, expenses and fees of counsel for such Holder, and expenses and fees for a custodian (if necessary).

4.                                       Indemnification.

4.1                                 Holder’s Indemnity.  Each Holder whose Shares are included in the Proposed Registration for resale agrees, severally, and not jointly, to the extent permitted by law, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement for the Proposed Registration, and each person who controls the Company (within the meaning of the 1933 Act), against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject (i) under the 1933 Act, or other federal or state law insofar as such losses, claims, damages or liabilities (or action with respect thereto) arise out of or are based upon any Violation which occurs in reliance upon and in conformity with information furnished by such Holder to the Company for use in

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connection with such registration, including information contained in any applicable questionnaire completed by the Holder or (ii) as a result of any breach by such Holder of the terms and conditions contained in this Agreement.  Each Holder whose shares are included in the Proposed Registration agrees to reimburse the Company, each of its directors, its officers who signed the registration statement for the Proposed Registration, and each person who controls the Company for any out-of-pocket legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage or liability, as such expenses are incurred.

4.2                                 Limitations.  If the indemnification provided for in this Section 4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and of the indemnified party on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.3                                 Additional Provisions.  The obligations of each Holder under this Section 4 shall survive the completion of any offering of such Holder’s Shares in the Proposed Registration pursuant to this Agreement.

5.                                       Miscellaneous

5.1                                 Governing Law.  This Agreement shall be governed by and construed under the laws of California, without giving effect to the conflicts of laws principles thereof.

5.2                                 Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.  This Agreement and the rights and obligations hereunder shall not be assignable by Holders without the prior written consent of the Company.

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5.3                                 Severability.  If any provisions of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto.

5.4                                 Entire Agreement.  This Agreement and the documents referenced herein constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, among the parties with respect hereto and thereto.

5.5                                 Amendment and Waivers.  Any term or provision of this Agreement may be amended with respect to a particular Holder, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with respect to a particular Holder only by a writing signed by the Company and such Holder.

5.6                                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

[signature pages follow]

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[Company signature page]

IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first above written.

“COMPANY”	OUTDOOR CHANNEL HOLDINGS, INC. a Delaware corporation

	By:	/s/ Perry T. Massie
	Name:	Perry T. Massie
	Title:	President & CEO

“HOLDER”
/s/ Elizabeth J. Sanderson
487,500 Options	Name: Elizabeth J. Sanderson

	Address:	710 Cherry St. Seattle, WA 98104

“HOLDER”
/s/ Ray V. Miller
231,484 Options	Name: Ray V. Miller

	Address:	9449 State Hwy. 197 S. Burnsville, NC 28714